SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          XOMED SURGICAL PRODUCTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total Fee Paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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


                          XOMED SURGICAL PRODUCTS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 1998


To the Stockholders of
XOMED SURGICAL PRODUCTS, INC.

         The annual meeting of stockholders (the "Annual Meeting") of Xomed Surgical Products, Inc., a Delaware corporation (the "Company"), will be held at The Jacksonville Marriott, 4670 Salisbury Road, Jacksonville, Florida 32256 on Thursday, May 21, 1998, at 3:30 P.M., Jacksonville time, for the following purposes:

               1.   To elect six Directors to the Company's Board of Directors;

               2. To approve amendments to the Company's Stock Option Plan to increase the number of shares of the Company's Common Stock, par value $.01 per share, reserved for issuance thereunder by 500,000 shares and to increase the number of shares that may be granted to any single optionee during any calendar year from 60,000 to 150,000;

               3. To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1998;

               4. To approve amendments to the Company's Second Restated Certificate of Incorporation to eliminate the Company's (i) Non-Voting Common Stock, par value $0.01 per share, (ii) Series A Convertible Preferred Stock par value $1.00 per share, (iii) Series B Convertible Preferred Stock par value $1.00 per share and (iv) Series C Redeemable Preferred Stock, par value $1.00 per share, each of which are no longer outstanding, from the Company's authorized capital stock; and

               5. To act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on April 10, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                           By order of the Board of Directors,

                                           /s/ THOMAS E. TIMBIE
                                           --------------------
                                           Thomas E. Timbie
                                           Secretary

April , 1998

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING. IN THE EVENT YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

                          XOMED SURGICAL PRODUCTS, INC.
                           6743 SOUTHPOINT DRIVE NORTH
                           JACKSONVILLE, FLORIDA 32216
                                 PROXY STATEMENT


         This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Xomed Surgical Products, Inc., a Delaware corporation (the "Company"), to be voted at the annual meeting of stockholders of the Company to be held on Thursday, May 21, 1998, at 3:30 P.M., Jacksonville time, at The Jacksonville Marriott, 4670 Salisbury Road, Jacksonville, Florida 32256, and at any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997, this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders on or about April 21, 1998.

         Properly executed proxies received prior to the Annual Meeting, unless revoked, will be voted in accordance with the specified instructions. Regarding the election of Directors, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to all other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed proxy card. If no instructions are given with respect to the matters to be acted upon, the persons named in the proxy solicited by the Board of Directors intend to vote FOR the election of the Directors listed below, FOR approval of the amendments to the Company's 1996 Stock Option Plan (the "Stock Option Plan"), FOR ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1998, and FOR approval of the amendments to the Second Restated Certificate of Incorporation to eliminate certain series of the Company's authorized capital stock. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto by the person or persons holding such proxy as in their judgment is in the best interests of the Company and its stockholders. The Board of Directors does not know of any matters other than as described in the Notice of Annual Meeting that are to come before the Annual Meeting.

         Stockholders may vote by either completing and returning the enclosed proxy card prior to the Annual Meeting, voting in person at the Annual Meeting or submitting a signed proxy card at the Annual Meeting. Stockholders who execute proxies may revoke them at any time before they are voted at the Annual Meeting by written notice to the Secretary of the Company, by submitting a new proxy or by personal ballot at the Annual Meeting.

         The Board of Directors has fixed the close of business on April 10, 1998 as the Record Date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Annual Meeting.

         As of the Record Date, the Company had _______shares of Common Stock, par value $.01 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting. The Common Stock is the only outstanding class of voting securities of the Company. Each stockholder is entitled to one vote for each share of Common Stock owned at the close of business on the Record Date.

         The presence in person or by proxy of the holders of a majority of outstanding shares of Common Stock is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. The affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for election of Directors, approval of the amendments to the Stock Option Plan, ratification of the appointment of Ernst & Young LLP as independent auditors for the Company and approval of the amendments to the Second Restated Certificate of Incorporation. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker "non-votes" are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to the proposals to be acted upon at the Annual Meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors, pursuant to the Company's Restated By-Laws, has set the number of Directors of the Company at six. Six Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

         If a proxy is executed in such a manner as not to withhold authority for the election of any or all of the nominees for Directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the six nominees set forth below. If the proxy indicates that the stockholder wishes to withhold a vote from one or more nominees for Directors, such instructions will be followed by the persons named in the proxy. Each of the nominees set forth below has consented to serve as a Director if elected at the Annual Meeting. All of the nominees are currently members of the Board of Directors.

         Should any one or more of these nominees become unable to serve for any reason, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of Directors, designate substitute nominees, in which event the persons named in the enclosed proxy card will vote for the election of such substitute nominee or nominees.

NOMINEES FOR ELECTION AS DIRECTORS

         The respective ages, positions with the Company, business experience during the past five years and directorships in other companies of the nominees for election as Directors of the Company are set forth below.

         JAMES T. TREACE, 52, has been President, Chief Executive Officer and Chairman of the Board of Directors of the Company since April 1996. From 1993 until its acquisition by the Company in April 1996, Mr. Treace served as President, Chairman of the Board of Directors and Chief Executive Officer of TreBay Medical Corporation ("TreBay"), an ENT and orthopaedic product company founded in 1993 by Mr. Treace and Mr. F. Barry Bays. From 1990 to 1993, Mr. Treace served as President of Linvatec Corporation ("Linvatec"), a minimally invasive orthopaedic medical device company formerly known as Concept, Inc. ("Concept"), which became a wholly owned subsidiary of Bristol-Myers Squibb Company ("Bristol-Myers Squibb") in 1990. Mr. Treace served as President and Chief Executive Officer of Concept from 1981 until its acquisition by Bristol-Myers Squibb in 1990. Mr. Treace is the brother of John R. Treace and Dan H. Treace, who are executive officers of the Company.

         RICHARD B. EMMITT, 53, has served as a Director of the Company since April 1994 and from December 1990 to 1994 was a Director of Merocel Corporation ("Merocel"), which became a subsidiary of the Company in 1994. Mr. Emmitt has been a Managing Director of The Vertical Group, Inc., an investment firm, since February 1989.

         WILLIAM R. MILLER, 69, has served as a Director of the Company since April 1994 and from 1991 to 1994 was a Director of Merocel. In January 1991, Mr. Miller retired as Vice Chairman of the Board of Directors of Bristol-Myers Squibb. Mr. Miller is a Director of Isis Pharmaceuticals, Inc., ImClone Systems, Inc., St. Jude Medical, Inc., Transkaryotic Therapies, Inc. and Westvaco Corporation. He is Chairman of the Board of Vion Pharmaceuticals, Inc. and SIBIA Neurosciences, Inc. He is Vice Chairman of the Board Trustees of the Cold

Spring Harbor Laboratory and is a past Chairman of the Board of the Pharmaceutical Manufacturers Association. Mr. Miller is also: a Trustee of the Manhattan School of Music, the Metropolitan Opera Association and the Opera Orchestra of New York; member of Oxford University Chancellor's Court of Benefactors; Honorary Fellow of St. Edmund Hall; and Chairman of the English-Speaking Union of the United States.

         RODMAN W. MOORHEAD, III, 54, has served as a Director of the Company since 1994 and was a Director of Merocel from 1990 to 1994. Since 1973, he has been with E.M. Warburg, Pincus & Co., LLC or its predecessor ("EMW LLC"), a private investment firm, where he currently serves as a Senior Managing Director. Mr. Moorhead is also a Director of NeXstar Pharmaceuticals, Inc., Transkaryotic Therapies, Inc. and a number of privately held companies. Mr. Moorhead is a trustee of the Taft School, a Trustee of Elder Trust, a healthcare REIT, and a member of the Overseers' Committee on University Resources, Harvard College.

         JAMES E. THOMAS, 37, has served as a Director of the Company since April 1994. Since 1989, he has been with EMW LLC, where he currently serves as a Managing Director. Mr. Thomas is also a Director of Anergen, Inc., Celtrix Pharmaceuticals, Inc., Menley & James Laboratories, Inc., Transkaryotic Therapies, Inc., Oxford Glyco Sciences plc, and several privately held companies.

         ELIZABETH H. WEATHERMAN, 38, has served as a Director of the Company since April 1994 and was a Director of Merocel from December 1990 until 1994. Since 1988, she has been with EMW LLC, where she currently serves as a Managing Director. Ms. Weatherman is also a Director of Uroquest Medical Corporation and several privately held health care companies.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

EXECUTIVE OFFICERS

         In addition to Mr. Treace, the following persons serve as executive officers of the Company: F. Barry Bays, Thomas E. Timbie, John R. Treace, R. Glen Coleman, Guy K. Williamson, Fred B. Dinger, III, Dan H. Treace, Mark J. Fletcher and Gerard J. Bussell. Their respective ages, positions with the Company and business experience during the past five years are set forth below. The Company's executive officers serve at the pleasure of the Board of Directors.

         F. BARRY BAYS, 51, has been Senior Vice President, Operations and Chief Operating Officer of the Company since April 1996. From 1993 to April 1996, Mr. Bays served as Vice President and Chief Operating Officer and a Director of TreBay. From 1990 to 1993, Mr. Bays served as Executive Vice President and Chief Operating Officer of Linvatec. From 1981 to 1990, Mr. Bays served as Executive Vice President and Chief Operating Officer of Concept.

         THOMAS E. TIMBIE, 40, has been Vice President, Finance and Chief Financial Officer of the Company since April 1996. From 1994 to April 1996, Mr. Timbie served as Vice President and Chief Financial Officer of TreBay. From 1990 to 1994, Mr. Timbie held financial management positions at Linvatec, including Senior Director, Working Capital from 1992 to 1994 and Assistant Controller from 1990 to 1992. From 1987 to 1990, Mr. Timbie served as Director, Financial Accounting and Reporting of Concept.

         JOHN R. TREACE, 53, has been Vice President, U.S. Sales of the Company since April 1996. From 1995 to April 1996, Mr. Treace served as Vice President, Sales and Marketing of TreBay. Prior to joining TreBay, Mr. Treace served in a variety of positions at Richards Medical Company. His positions at Richards Medical Company included Product Manager, Director of Marketing and Sales, Group Vice President of Marketing and Sales and Sales Distributor. Mr. Treace is the brother of James T. Treace and Dan H. Treace.

         R. GLEN COLEMAN, 43, has been Vice President, Marketing of the Company since August 1996. From January 1983 to August 1996, Mr. Coleman held several management positions at Linvatec, including Vice President, Global Marketing from June 1996 to July 1996,

Vice President, Sales from October 1993 to June 1996, Vice President and General Manager of its Concept Division from May 1991 to October 1993 and Vice President, Research and Development.

         GUY K. WILLIAMSON, 43, has been Vice President, International of the Company and President, Xomed International, Inc. since July 1996. From January 1988 to June 1996, Mr. Williamson held various positions within the Bristol-Myers Squibb Medical Device Group, including Vice President, Zimmer International from January 1994 to June 1996, General Manager, China and Hong Kong from February 1992 to December 1993 and Vice President, Marketing and International Administration, Linvatec from January 1988 to January 1992.

         FRED B. DINGER, III, 36, has been Vice President, Research and Development of the Company since May 1996. From 1992 to 1996, Mr. Dinger held several positions with Linvatec, including Vice President, Research and Development from 1994 to 1996, Director, New Product Development from 1993 to 1994 and Manager, Power Systems Development from 1992 to 1993. From 1984 to 1992, Mr. Dinger was Engineering Section Supervisor at Honeywell Incorporated.

         DAN H. TREACE, 49, has been Vice President, Regulatory Affairs and Quality Assurance of the Company since May 1996. From 1994 to April 1996, Mr. Treace served as Vice President and Quality Manager of TreBay. From 1989 to 1994, Mr. Treace served as Vice President, Technical Affairs of Xomed-Treace, Inc. ("Xomed-Treace") which was acquired by the Company in 1994. From 1982 to 1989, Mr. Treace was President of Treace Medical, Inc., a microsurgical ENT medical device company that he founded in 1982 and that was acquired by Bristol-Myers Squibb in 1989 and merged with the business of Xomed, Inc. to form Xomed-Treace, Inc. Mr. Treace is the brother of James T. Treace and John R. Treace.

         MARK J. FLETCHER, 41, has been Vice President of the Company and President of Solan Ophthalmic Products since July 1996. From April 1996 to July 1996, Mr. Fletcher served as Vice President, U.S. Marketing of the Company and from 1994 to April 1996, he served as Vice President, Sales and Marketing of the Company. From 1988 to 1994, Mr. Fletcher held several senior management positions with Stryker Corporation, a medical device company, including Executive Vice President, Sales and Marketing from 1993 to 1994, Vice President and General Manager, Stryker Medical, the Netherlands from 1992 to 1993, and Vice President, Sales, Medical Division from 1990 to 1992.

         GERARD J. BUSSELL, 49, has been Vice President of Operations of the Company since March 1996 and from 1993 to March 1996 was Director of Manufacturing Operations and Director of Manufacturing of the Company. Prior to joining the Company, Mr. Bussell served in senior management positions with Allergan, Inc., an ophthalmic products company, including Senior Director, Worldwide Materials, and Managing Director.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 27, 1998 (except as otherwise noted), certain information regarding the beneficial ownership of Common Stock by (i) each Director of the Company, (ii) each person who is known to the Company to own beneficially more than 5% of the Common Stock, (iii) each executive officer named in the Summary Compensation Table and (iv) all current executive officers and Directors of the Company as a group. Such information is based, in part, upon nformation provided by such persons.

                                                        BENEFICIAL OWNERSHIP
                                                     ---------------------------
NAME                                                 NUMBER (1)          PERCENT
----                                                 ----------          -------


Warburg, Pincus Investors, L.P. (2)                  3,296,393            44.9%
466 Lexington Avenue
New York, New York  10017


Wellington Management Company, LLP (3)                 717,300             9.8
75 State Street
Boston, Massachusetts  02109


Stein Roe & Farnham Incorporated (4)                   500,600             6.8
One South Wacker Drive
Chicago, Illinois  60606


H. L. Investment Advisors, Inc. (5)                    417,500             5.7
200 Hopmeadow Street
Simsbury, Connecticut  06070


James T. Treace (6)                                    195,168             2.6

F. Barry Bays (7)                                      116,134             1.6

R. Glen Coleman (8)                                      8,750              *

John R. Treace (9)                                      25,602              *

Guy K. Williamson (10)                                   9,750              *

Richard B. Emmitt (11)                                 205,054             2.8

William R. Miller (12)                                   6,750              *

Rodman W. Moorhead, III (13)                         3,296,393            44.9

James E. Thomas (13)                                 3,296,393            44.9

Elizabeth H. Weatherman (13)                         3,296,393            44.9

All current Directors and Executive Officers
  as a group (16 persons) (14)                       3,949,804            52.5
--------------------------

*      Less than 1%.

(1) Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table. Amounts shown for each stockholder include all shares of Common Stock subject to stock options exercisable within 60 days of February 27, 1998. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days are treated as outstanding only for purposes of determining the number of and percent owned by such person or group.

(2) The sole general partner of Warburg, Pincus Investors, L.P. ("Warburg") is Warburg, Pincus & Co., a New York general partnership ("WP"). EMW LLC, a New York limited liability company, manages Warburg. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP, as the sole general partner of Warburg, has a 20% interest in the profits of Warburg. Messrs. Moorhead and Thomas and Ms. Weatherman are each a Director of the Company, a Managing Director and member of EMW LLC and a general partner of WP. As such, Messrs. Moorhead and Thomas and Ms. Weatherman may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934 (the "Exchange Act")) in an indeterminate portion of the shares beneficially owned by Warburg and WP. See Note 12 below.

(3) As reflected as beneficially owned with shared voting power related to 704,200 shares and without voting power related to 13,100 shares at December 31, 1997 in a Statement on Schedule 13D under the Exchange Act filed with the Securities and Exchange Commission (the "SEC") on February 9, 1998.

(4) As reflected as beneficially owned with sole voting power related to 10,300 shares and without voting power as to 490,300 shares at December 31, 1997 in a Statement on Schedule 13G under the Exchange Act filed with the SEC on February 11, 1998.

(5) As reflected as beneficially owned with shared voting power related to 417,500 shares at December 31, 1997 in a statement on Schedule 13G under the Exchange Act filed with the SEC on February 12, 1998.

(6) Includes 46,167 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998. Mr. Treace has pledged 101,460 shares of Common Stock to Warburg to secure repayment of a loan used to purchase such shares. As of February 27, 1998, a principal balance of $1,142,000 was outstanding under the loan. The loan bears interest at an annual rate of 7% and matures on April 16, 2001.

(7) Includes 30,167 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998. Mr. Bays has pledged 58,414 shares of Common Stock to Warburg to secure repayment of a loan used to purchase such shares. As of February 27, 1998, a principal balance of $586,000 was outstanding under the loan. The loan bears interest at an annual rate of 7% and matures on April 16, 2001.

(8) Shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998.

(9) Includes 15,625 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998.

(10) Includes 8,750 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998.

(11) As of December 31, 1997, (i) Vertical Fund Associates, L.P. ("Vertical Fund") is the direct owner of 166,554 shares of Common Stock and (ii) Vertical Life Sciences, L.P. ("Vertical Life") is the direct owner of 38,500 shares of Common Stock. The sole general partner of each of Vertical Fund and Vertical Life is The Vertical Group, L.P. ("VG"). Mr. Emmitt, a Director of the Company, is a general partner of VG. As such, Mr. Emmitt may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the securities of the Company beneficially owned by VG, Vertical Fund and Vertical Life. Mr. Emmitt disclaims beneficial ownership of these securities within the meaning of Rule 13d-3 under the Exchange Act, except to the extent of his indirect pecuniary interest.

(12) Includes 1,250 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998.

(13) All of the shares of Common Stock indicated as owned by Messrs. Moorhead and Thomas and Ms. Weatherman are owned directly by Warburg and are included because of Messrs. Moorhead and Thomas' and Ms. Weatherman's affiliation with Warburg. Messrs. Moorhead, Thomas and Ms. Weatherman disclaim "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act, except to the extent of their indirect pecuniary interest. See Note 2.

(14) Includes an aggregate of 177,584 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of February 27, 1998.

                             EXECUTIVE COMPENSATION

    The following table sets forth information for the periods indicated concerning compensation of (i) the Company's current and former Chief Executive Officers and (ii) the four other most highly compensated individuals who were serving as executive officers at the end of fiscal 1997 (collectively, the "Named Executive Officers").

                                               SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                      ANNUAL COMPENSATION               (AWARDS)
                                             --------------------------------------  ------------
                                                                                      SECURITIES
                                                                                      UNDERLYING
                                                                    OTHER ANNUAL        OPTIONS           ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR       SALARY($)   BONUS($)    COMPENSATION($)        (#)          COMPENSATION($)
---------------------------       ----       ---------   --------    ---------------   ------------      ---------------
James T. Treace (1)               1997       $238,404    $81,415                (2)          30,000          $  6,416 (3)
  President, Chief Executive      1996        153,039     27,600                 --          77,333             2,300 (3)
  Officer and Chairman of the     1995             --         --                 --              --                    --
  Board of Directors


F. Barry Bays (4)                 1997        185,962     63,506                (2)          20,000              5,081(3)
  Senior Vice President and       1996        116,442     21,000          22,094(5)          52,833              1,519(3)
  Chief Operating Officer         1995             --         --                 --              --                    --

R. Glen Coleman (6)               1997        155,481     42,602                (2)           5,000              1,090(3)
  Vice President, Marketing       1996         51,923     18,360           9,685(7)          30,000                    --
                                  1995             --         --                 --              --                    --

John R. Treace (8)                1997        155,481     47,391          37,329(7)           5,000              2,126(3)
  Vice President, U.S. Sales      1996         94,039     18,360          18,539(7)          30,000                    --
                                  1995             --         --                 --              --                    --

Guy K. Williamson (9)             1997        155,481     32,153                (2)           5,000              1,090(3)
  Vice President, International   1996         69,231     27,000          16,763(7)          30,000                    --
  President - Xomed               1995             --         --                 --              --                    --
  International

------------------

(1) Mr. Treace has been President, Chief Executive Officer and Chairman of the Board of Directors of the Company since April 1996.

(2) Other annual compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits was less than $50,000 and constituted less than 10% of the executive's total annual salary and bonus.

(3) Represents a contribution by the Company to the Company's 401(k) Plan for the benefit of the executive.

(4) Mr. Bays has been Senior Vice President, Operations and Chief Operating Officer of the Company since April 1996.

                                       7



(5) Represents reimbursement of relocation expenses of $15,900 and car allowance payments of $6,194.

(6)    Mr. Coleman has been Vice President - Marketing since August 12, 1996.

(7)    Represents reimbursement of relocation expenses.

(8)    Mr. Treace has been Vice President, U.S. Sales of Company since April
       1996.

(9) Mr. Williamson has been Vice President - International, President - Xomed International, since July 1, 1996.

         The following table summarizes the number of shares and the terms of stock options granted to the Named Executive Officers in 1997:

                OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 1997
                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                             NUMBER OF     % OF TOTAL                                      ANNUAL RATES OF STOCK
                             SECURITIES      OPTIONS                                       PRICE APPRECIATION FOR
                             UNDERLYING    GRANTED TO                                       OPTION TERM($)(1)(2)
                              OPTIONS     EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   ----------------------------
           NAME              GRANTED(#)   FISCAL YEAR      ($/SHARE)        DATE           5%              10%
           ----              ----------   ------------   ---------------  ----------   ----------      ------------
James T. Treace                30,000          14.9 %        $  15.06      2/05/07     $  284,229       $  720,289
F. Barry Bays                  15,000           7.4             15.06      2/05/07        142,115          360,144
                                5,000           2.5             20.38     12/09/07         64,079          162,389
R. Glen Coleman                 5,000           2.5             15.06      2/05/07         47,372          120,048
John R. Treace                  5,000           2.5             15.06      2/05/07         47,372          120,048
Guy K. Williamson               5,000           2.5             15.06      2/05/07         47,372          120,048

---------------------------

(1) All options vest annually in 25% increments, commencing on the first anniversary of the date of grant.

(2) The potential realizable value is calculated based on the term of the option at its time of grant and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the SEC and do not represent the Company's estimate or projection of the future market price of the Common Stock.



                           AGGREGATED 1997 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                  UNDERLYING OPTIONS AT          IN-THE-MONEY OPTIONS AT
                              SHARES                               DECEMBER 31, 1997(#)          DECEMBER 31, 1997($)(1)
                            ACQUIRED ON                        ----------------------------    ---------------------------
           NAME             EXERCISE (#)  VALUE REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
           ----             ------------  -----------------    ------------   -------------    -----------   -------------
James T. Treace                 --               --                  46,167           61,167       $586,024        $720,086
F. Barry Bays                   --               --                  30,167           42,667        393,163         478,319
R. Glen Coleman                 --               --                   8,750           26,250        111,297         333,891
John R. Treace                  --               --                  12,375           22,625        211,463         242,109
Guy K. Williamson               --               --                   8,750           26,250        111,297         333,891

----------

(1) Based on a value of $24.00 per share, the closing price for the Common Stock on December 31, 1997.

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENT

         In connection with its April 1996 acquisition of TreBay, the Company executed employment agreements with James T. Treace and F. Barry Bays. The Company agreed to employ Mr. Treace as President, Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $230,000 and Mr. Bays as Senior Vice President of Operations and Chief Operating Officer at an annual salary of $175,000. Under the terms of the employment agreements, the Compensation Committee reviews the compensation of Messrs. Treace and Bays at least once each year, and may award such bonuses and effect such increases in base salary as it shall determine. In addition, Messrs. Treace and Bays are eligible for the Key Executive Bonus Program adopted by the Company, which program provides for a bonus in an amount up to and at the 50% level of an employee's salary upon attainment of the bonus criteria. The employment agreements have an initial term of three years, and may be extended upon good faith negotiations between the parties, which negotiations shall begin not later than 90 days prior to the expiration of the stated term of the agreement.

         The agreements entitle these executive officers to participate in such fringe benefits as shall be generally provided to the executives of the Company, including medical insurance and retirement programs which may be adopted from time to time by the Company. In addition, in connection with entering into the employment agreements in April 1996, the Company granted to Messrs. Treace and Bays 73,000 and 42,000 stock options, respectively, under the Stock Option Plan, and each of Messrs. Treace and Bays are eligible for additional grants of stock options as target bonuses pursuant to corporate performance objectives established by the Board of Directors' Compensation Committee. The Compensation Committee will review each executive officer's compensation and award such bonuses or make such increases to the annual salary as the Compensation Committee, in its sole discretion, determines are merited.

         The employment agreements contain covenants prohibiting the improper disclosure and use of any of the Company's and its predecessors' trade secrets, know-how and proprietary processes, as well as provisions assigning to the Company all inventions made or conceived by the executive officer during his employment with the Company. Each executive officer agreed with the Company that until twelve months after the termination of his employment with the Company he would not (whether as an officer, Director, owner, employee, partner or other direct or indirect participant) engage in any Competitive Business (defined as the manufacturing, supplying, producing, selling, distributing or providing for sale of (i) any product, device or instrument manufactured from or using polyvinal acetal (PVAc) material or technology or (ii) any eye, ear, nose or throat product, device or instrument (x) of a type manufactured or sold by the Company or its subsidiaries or (y) in clinical development sponsored by the Company or its subsidiaries, in each case, as of the date of termination of employment).

         The Company may terminate the employment of the executive officers under the employment agreements (i) upon 30 days' notice if the employee becomes physically or mentally incapacitated or is injured so that he is unable to perform the services required of him and such inability to perform continues for a period in excess of six months and is continuing at the time of such notice;
(ii) for cause upon notice of such termination to the employee; or (iii) without cause upon 30 days' notice of such termination to the employee. If an employment agreement is terminated pursuant to (i) above, the executive officer shall receive salary continuation pay from the date of such termination until April 16, 1999, reduced by applicable payroll taxes and amounts received by the executive officer under any Company-maintained disability insurance policy or plan under Social Security or similar laws. If an employment agreement is terminated pursuant to (ii) above, the executive officer shall receive no salary continuation pay or severance pay. If an employment agreement is terminated pursuant to (iii) above, the executive officer shall receive salary continuation pay for a period of twelve months from and after the date of such termination.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors met seven times during 1997. Each of the current Directors serving on the Board of Directors in 1997 attended at least 75% of all meetings of the Board of Directors and of each committee on which such Director served as a member. Paul Klingenstein, who resigned effective December 30, 1997, attended 57% of all meetings held during 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has, as standing committees, an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

             AUDIT COMMITTEE. The Audit Committee consists of Messrs. Thomas and Miller and Ms. Weatherman. The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements conducted by the Company's independent accountants, the scope of other services provided by the Company's independent accountants, proposed changes in the Company's financial and accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls and makes recommendations to the Board of Directors on the engagement of the independent accountants, as well as other matters which may come before the Audit Committee or at the direction of the Board of Directors. The Audit Committee met two times in 1997.

             COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Emmitt and Miller and Ms. Weatherman. The Compensation Committee provides recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company and administers the Stock Option Plan and the Company's 401(k) and Profit Sharing Plan. The Compensation Committee met two times in 1997.

COMPENSATION OF DIRECTORS

         William R. Miller receives from the Company $1,000 in directors' fees per meeting attended. No other member of the Board of Directors currently receives directors' fees from the Company. The Company is obligated to reimburse its Board members for all reasonable expenses incurred in connection with their attendance at directors' meetings.

         On February 5, 1997, the Compensation Committee granted William R. Miller options to purchase 5,000 shares of Common Stock at an exercise price of $15.0625 per share. The options vest over a four-year period and are subject to the same terms and conditions as options previously granted under the Stock Option Plan as set forth in the Company's standard form of Stock Option Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         COMPENSATION PHILOSOPHY. The Compensation Committee generally follows several guidelines to arrive at its recommendations to the Board of Directors concerning the compensation of the Company's executive officers. The Company's executive compensation program is designed to (i) attract and retain executive officers who contribute to the long-term success of the Company, (ii) motivate executive officers to achieve strategic business objectives and reward them for their achievement, and (iii) fairly compensate executive officers based on their corporate and individual performance and responsibilities.

         To date, the primary elements of the Company's compensation program for its executive officers have been (i) an annual compensation component consisting of base salary and bonus and (ii) a long-term compensation component consisting of stock options granted under the Stock Option Plan.

         ANNUAL COMPENSATION. The Compensation Committee has generally targeted annual salary and bonus levels to be competitive with those paid to executives at other companies that have similar operating dynamics. Base salaries are determined by evaluating the responsibilities associated with the position being evaluated and the individual's overall level of experience. Annual salary adjustments are determined by giving consideration to the Company's performance and the individual's contribution to that performance.

         Each of the executive officers' annual bonus is determined based on the achievement of certain objectives agreed-upon with the executive. In determining these objectives, the Compensation Committee considers the Company's performance and the individual's contribution to that performance. Corporate performance is measured by various quantitative and qualitative factors. However, the Compensation Committee believes that, in accordance with its exercise of sound business judgment, the determination of annual salary and bonus levels is inherently subjective and must include a review of all relevant information, with no predetermined weight given to any of the factors considered.

         Messrs. James T. Treace, Bays and Fletcher are the only executive officers currently party to employment agreements with the Company. These agreements establish the annual base salaries for Messrs. Treace and Bays. The annual base salaries for Mr. Fletcher and Messrs. Timbie, John R. Treace, Coleman, Williamson, Dinger, Dan H. Treace, and Bussell were, and future salary increases for the executive officers will be, based on the considerations noted above.

         KEY EXECUTIVE BONUS PROGRAM. The Company maintains a Key Executive Bonus Program in which key management personnel are eligible to participate. The plan allows participants to earn bonuses up to stated percentages of their base salary. For 1997, the percentages were as follows: 50% for the President and Senior Vice President, 30-40% for Vice Presidents, 25% for directors and regional sales managers, 25% for international managers, 20% for first level managers and 10% for second level managers and key employees. The bonuses are paid based on the Company's achievement of operating results, including sales, profitability and asset management goals. During 1997, a total of 66 key employees participated in the bonus plan. The Company presently intends to continue the bonus plan for 1998 and future years.

         LONG-TERM COMPENSATION. In order to align stockholder and executive officer interests, the long-term component of the Company's executive compensation program involves stock option awards whose value is directly related to the value of the Common Stock. These stock options are granted by the Compensation Committee pursuant to the Stock Option Plan. Stock option awards to Messrs. James T. Treace and Bays are based upon certain corporate performance objectives established by the Compensation Committee. Other individuals to whom stock options awards are to be granted and the amount of Common Stock related to such awards are determined solely at the discretion of the Compensation Committee. Because individual stock option award levels will be based on a subjective evaluation of each individual's overall past and expected future contribution, no specific formula is used to determine such awards for any executive other than Messrs. James T. Treace and Bays.

         CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1997. Under the terms of the employment agreement with Mr. James T. Treace, the Compensation Committee reviews Mr. Treace's compensation at least once each year, and will award such bonuses and effect such increases in base salary as it shall determine. The determination by the Compensation Committee with respect to Mr. Treace's compensation for 1997 was based on the considerations noted above.

                                COMPENSATION COMMITTEE
                                Richard B. Emmitt
                                William R. Miller
                                Elizabeth H. Weatherman

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

         The graph below compares the total cumulative return of the Common Stock based on an investment of $100 after the close of the market on (i) October 11, 1996 (the date trading of the Common Stock commenced) (ii) December 31, 1996, and (iii) December 31, 1997 to the performance of the S&P Midcap 400 Index and the S&P Health Care (Medical Products and Supplies) Index during such period. The graph assumes that dividends were reinvested and is based on an investment in each of the Common Stock, the stocks comprising the S&P Midcap 400 Index and the stocks comprising the S&P Health Care (Medical Products and Supplies) Index.

                        Comparison of Total Return Among
                         Xomed Surgical Products, Inc.,
                              S&P Midcap 400 Index
                                       and
              S&P Health Care (Medical Products and Supplies) Index

                        [PERFORMANCE GRAPH APPEARS HERE]



* $100 INVESTED ON 10/11/96 IN STOCK OR ON 9/30/96 IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING DECEMBER 31.

                                                                   CUMULATIVE TOTAL RETURN
                                                             -----------------------------------
                                                             10/11/96     12/31/96      12/31/97
                                                             --------     --------      --------
Xomed Surgical Products, Inc.                                  $100          $95          $114
S&P Midcap 400 Index                                           $100         $106          $140
S&P Health Care (Medical Products and Supplies) Index          $100         $101          $126

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No officer or employee of the Company currently serves as a member of the Compensation Committee.

CERTAIN TRANSACTIONS

         The following is a summary of certain transactions among the Company and its Directors, executive officers and principal stockholders:

         STOCKHOLDERS AGREEMENT. Under a stockholders agreement among the Company and substantially all of its then-existing stockholders, executed in connection with the acquisition of TreBay, so long as Warburg owns 40% or more of the total number of outstanding shares of Common Stock, Warburg will have the right to designate three persons to be appointed or nominated for election to the Company's Board of Directors. If at any time Warburg owns less than 40%, but 20% or more, of the total number of outstanding shares of Common Stock, Warburg will have the right to designate two persons to be appointed or nominated for election to the Board of Directors. If at any time Warburg owns less than 20%, but 10% or more, of the total number of outstanding shares of Common Stock, Warburg will have the right to designate one person to be appointed or nominated for election to the Board of Directors. Warburg currently has under the stockholders agreement the right to designate three persons to be appointed or nominated to the Board of Directors. In addition, the stockholders agreement provides each stockholder that is a party thereto with certain rights to inspect the Company's properties and its books and records and to discuss its affairs with management so long as the stockholder holds at least 2% of the outstanding Common Stock.

         TREBAY LOAN. On November 7, 1995, TreBay loaned $883,000 to James T. Treace, its President and Chief Executive Officer. Following the Company's acquisition of TreBay in April 1996, Mr. Treace became the Company's President and Chief Executive Officer. As of February 27, 1998, a principal balance of $724,000 was outstanding under the loan. On March 31, 1998 the promissory note evidencing the loan was amended and restated to (i) reduce the interest rate from 10% to 5.32% and (ii) reduce the pledge securing the loan from 44,460 shares of common stock to 36,000 shares of common stock. Accrued and unpaid interest was added onto the principal balance. As of March 31, 1998 the principal balance was $826,481. The loan is payable on demand at any time following November 7, 2000 and matures on November 7, 2002. Interest payable, at Mr. Treace's election, upon each anniversary of the loan or its maturity.

         REGISTRATION RIGHTS. In connection both with the formation of the Company and its acquisition of TreBay, the Company granted certain rights with respect to the registration of approximately 4,235,000 shares of Common Stock currently held by certain stockholders (the "Investors" and such shares the "Registrable Securities"). Such registration rights also extend to any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to above and any additional shares of Common Stock which any of the Investors may thereafter acquire. Certain of the Investors hold options to purchase an aggregate of 443,166 shares of Common Stock. The shares obtained upon the exercise of such options will also be Registrable Securities. A holder or holders of the Registrable Securities (each, a "Holder") who are a Holder or Holders of more than 20% of the then outstanding Registrable Securities (each, an "Initiating Holder") are entitled to request that the Company file a registration statement under the Securities Act covering the sale of some or all of the Registrable Securities owned by such holders, subject to certain conditions. The Company is required to effect no more than two such registrations (three if the prior registrations did not include Warburg as an Initiating Holder). The Company is not required to effect any such registration if the anticipated aggregate public offering price of the shares of Common Stock proposed to be registered is less than $5.0 million. If officers or directors of the Company holding other securities of the Company request inclusion in any such registration, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Shareholders") request such inclusion, the Holders will offer to include the securities of such officers, directors and Other Shareholders in any underwriting involved in such registration, provided, among other conditions, that the underwriter representative of any such offering has the right, subject to certain conditions, to limit the number of Registrable Securities included in the registration. In addition, in the event that the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act") (other than registrations relating solely to employee benefit plans or pursuant to Rule 145 or on a form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), either for its own account or for the account of other security holders or holders exercising their respective demand registration rights, holders of Registrable Securities may require the Company to include all or a portion of their Registrable Securities in the registration and in any underwriting involved therein, provided, among other conditions, that the underwriter representative of any such offering has the right, subject to certain conditions, to limit the number of Registrable Securities included in the registration. Further, once the Company is qualified to use Form S-3 to register securities under the Securities Act, the holders of Registrable Securities shall have the right to request three registrations on Form S-3 to register all or a portion of such shares under the Securities Act, subject to certain conditions. In general, all fees, costs and expenses of such registrations (other than underwriting discounts and selling commissions applicable to sales of the Registrable Securities and all fees and disbursements of counsel for each of the Holders) will be borne by the Company.

                                  PROPOSAL TWO

                        AMENDMENT OF STOCK OPTION PLAN TO
              INCREASE SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

AMENDMENTS

         Options to purchase an aggregate of 1,078,000 shares of Common Stock are currently authorized under the Stock Option Plan. As of February 27, 1998, a total of 36,534 shares of Common Stock remained available for future grant under the Stock Option Plan. In order to provide for sufficient shares of Common Stock for future grants, the Board of Directors has amended the Stock Option Plan, subject to stockholder approval, to provide that the number of shares of Common Stock reserved for issuance under the Stock Option Plan be increased by 500,000 shares from 1,078,000 to 1,578,000. The Board of Directors has also amended the Stock Option Plan, subject to stockholder approval, to increase the number of shares of Common Stock with respect to which options may be granted to any single optionee during any calendar year from 60,000 to 150,000. The Stock Option Plan as so amended is hereby submitted to the stockholders of the Company for approval.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENTS TO THE STOCK OPTION PLAN.

         A general description of the basic features of the Stock Option Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which may be obtained without charge upon written request to Thomas E. Timbie, Secretary of the Company.

         On April 15, 1996, the Board of Directors adopted and the stockholders approved the Stock Option Plan. The Stock Option Plan was subsequently amended and restated on: (i) June 14, 1996 and July 24, 1996 and approved by stockholders on July 24, 1996; and (ii) February 5, 1997 and approved by stockholders on May 28, 1997. The Stock Option Plan is open to participation by Directors, officers, consultants, and other key employees of the Company or of its subsidiaries and certain other key persons who the Stock Option Committee (as defined below) determines shall receive options under the Stock Option Plan.

         The Stock Option Plan authorizes: (i) the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Code; and (ii) the grant of options that do not so qualify ("Non-Statutory Options" and, together with Incentive Options, "Options"). At present, an aggregate of 1,078,000 shares of Common Stock have been reserved for issuance under the Stock Option Plan. As of February 27, 1998, options to purchase an aggregate of 836,141 shares having a weighted average exercise price of $17.10 per share were outstanding under the Stock Option Plan, options for 203,575 shares had been exercised under the Stock Option Plan and options to purchase 36,534 shares were available for grant under the Stock Option Plan. The Stock Option Plan expires on April 16, 2004. On March 31, 1998, the last reported sale price for the Common Stock on the Nasdaq National Market was $27.50 per share.

         The Stock Option Plan is administered by a committee (the "Stock Option Committee") appointed by the Board of Directors. The Compensation Committee serves as the Stock Option Committee. The Stock Option

Committee has the sole authority, in its absolute discretion: (i) to determine which of the eligible employees of the Company and its subsidiaries shall be granted options; (ii) to authorize the granting of both Incentive Options and Non-Statutory Options; (iii) to determine the times when options shall be granted and the number of shares to be optioned; (iv) to determine the option price of the shares subject to each option, subject to the limitations described below; (v) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued under the Stock Option Plan; (vi) to prescribe the form or forms of the option agreements under the Stock Option Plan; (vii) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Stock Option Plan; and (viii) to construe and interpret the Stock Option Plan, the rules and regulations and the option agreements under the Stock Option Plan and to make all other determinations deemed necessary or advisable for the administration of the Stock Option Plan. All decisions, determinations and interpretations of the Stock Option Committee are final and binding on all optionees.

         Incentive Options may be granted only to officers and other key employees of the Company or its subsidiaries. Non-Statutory Options may be granted to Directors, consultants, or other key persons who the Stock Option Committee determines shall receive options under the Stock Option Plan. The approximate number of officers and other key employees eligible to participate is 110, and the number of Directors eligible to participate is 6.

         No option may be exercised after the date ten years from the date of grant of such option (five years in the case of Incentive Options of individuals holding more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof ("greater-than-ten-percent-stockholders")) (the "Termination Date"). The exercise price for Non-Statutory Options may not be less than 50% of the fair market value of the Common Stock on the date of grant. The exercise price for Incentive Options may not be less than 100% of fair market value of the Common Stock on the date of grant (110% in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which any Incentive Options may be exercisable for the first time by the optionee in any calendar year (under the Stock Option Plan or any other stock option plan of the Company or any parent or subsidiary thereof) shall not exceed $100,000.

         Options are non-transferable except by will or the laws of descent and distribution. Generally, unless otherwise provided by the Stock Option Committee, options granted under the Stock Option Plan terminate upon the earliest of: (i) the expiration date of the option; (ii) the date of voluntary termination of the optionee's employment by the optionee; (iii) the date of termination of the optionee's employment by the Company for cause; (iv) three months after the date of termination of the optionee's employment by the Company without cause; (v) one year after the cessation of the optionee's employment by reason of a disability within the meaning of Section 105(d)(4) of the Code; and
(vi) one year after the death of an optionee prior to the Termination Date and while employed by the Company or a subsidiary thereof or while entitled to exercise an option pursuant to (v) above (such option shall be exercisable by the person to whom the optionee's rights under the option pass by will or the applicable laws of descent and distribution). For purposes of the Stock Option Plan, the Company shall have "cause" to terminate an optionee's employment if the Company has cause to terminate the optionee's employment under any existing employment agreement between the optionee and the Company or, in the absence of such an employment agreement, upon (a) determination by the Board of Directors that the optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (b) the Board of Directors' determination that the optionee has engaged or is about to engage in conduct materially injurious to the Company or (c) the optionee having been convicted of a felony. If an option may be exercised during any period after the termination of an optionee's employment with the Company, such option may be exercised only to the extent that the optionee was entitled to exercise such option at the time of such termination.

         Payment for shares of Common Stock purchased under an Option must be made in full upon exercise of the Option by certified or bank cashier's check payable to the order of the Company, by the surrender or delivery to the Company of shares of Common Stock held for at least six months, or by any other means acceptable to the Company and designated by the Stock Option Committee.

         The Board of Directors may, without the consent of the Company's stockholders or optionees under the Stock Option Plan, terminate the Stock Option Plan at any time or from time to time amend or modify the Stock Option Plan, provided that no such action adversely affects Options previously granted without the optionee's consent. The Board of Directors may not amend or modify the Stock Option Plan, without approval of the stockholders, to (i) increase the total number of shares of Common Stock which may be purchased pursuant to Options granted under the Stock Option Plan or (ii) decrease the minimum Option price.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief discussion of the Federal income tax consequences of transactions under the Stock Option Plan based on the Code, as in effect as of the date hereof. The Stock Option Plan is not qualified under
Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

         INCENTIVE STOCK OPTIONS. No taxable income is realized by the optionee upon the grant or exercise of an Incentive Option. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes.

         If the Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

         Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed as the exercise of a Non-Statutory Option.

         For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an Incentive Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-qualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of the optionee's alternative minimum tax liability or the optionee's "regular" income tax liability. As a result, a taxpayer has to determine the taxpayer's potential liability under the alternative minimum tax.

         NON-STATUTORY STOCK OPTIONS. Except as noted below, with respect to Non-Statutory Options, (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, the amount of appreciation (or depreciation) after the date as of which amounts are includable in income is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

         SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS. As a result of the rules under Section 16(b) of the Exchange Act, "insiders" (as defined in the Exchange Act), depending upon the particular exemption from the provisions of
Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) of the Exchange Act with respect to any particular option. Insiders should check with their individual tax advisers to ascertain the appropriate tax treatment for any particular option.

NEW PLAN BENEFITS

         The grant of Options under the Stock Option Plan is entirely within the discretion of the Stock Option Committee. The Company cannot forecast the extent of option grants that will be made in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Stock Option Plan. Compensation paid and other benefits granted in respect of the 1997 fiscal year to the Named Executive Officers are set forth in the Summary Compensation Table.

                                 PROPOSAL THREE

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has, upon recommendation of the Audit Committee and subject to ratification by the stockholders, appointed Ernst & Young LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending December 31, 1998, and to perform such other services as may be required of Ernst & Young LLP. Although stockholder ratification of the Board of Directors' selection is not required, the Board of Directors considers it desirable for the stockholders to pass upon the selection of the independent auditors. If the stockholders disapprove of the selection of Ernst & Young LLP as independent auditors, the Board of Directors will consider the selection of other independent auditors. One or more representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997.

                                  PROPOSAL FOUR

       ELIMINATION OF CERTAIN CAPITAL STOCK WHICH IS NO LONGER OUTSTANDING

         The Board of Directors of the Company has determined that it is in the best interests of the Company to amend, subject to stockholder approval, the Company's Second Restated Certificate of Incorporation (the "Certificate") in order to eliminate certain series of the Company's authorized capital stock that are no longer outstanding. Specifically, the amendments eliminate the Company's
(i) Non-Voting Common Stock, par value $0.01 per share, (ii) Series A Convertible Preferred Stock, par value $1.00 per share, (iii) Series B Convertible Preferred Stock, par value $1.00 per share, and (iv) Series C Redeemable Preferred Stock, par value $1.00 per share, from the Company's authorized capital stock by amending and restating Article IV of the Certificate. The Company does not expect to reissue this Capital Stock which is being eliminated. Additionally the elimination of the stock will reduce administrative filing requirements and reduce certain franchise costs.

         The Non-Voting Common Stock and the three series of preferred stock were first issued when the Company acquired Xomed-Treace, Inc. (now Xomed, Inc., a subsidiary of the Company) from Bristol-Myers Squibb. In October 1996, in conjunction with the Company's initial public offering, each of the Non-Voting Common Stock, the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock was converted into Common Stock. The holders of the Series C Redeemable Preferred Stock were paid cash for 80% of their face value and the remaining value was given to the holders in the form of Common Stock. No shares of either the Non-Voting Common Stock or the three series of the preferred stock remained outstanding subsequent to the consummation of this transaction in October 1996.

         Subsequent to amendment of the Certificate pursuant to this proposal, the authorized capital stock of the Company will consist of (i) the Common Stock and (ii) undesignated Preferred Stock, par value $0.01 per share (no shares of which are currently outstanding).

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, Directors and persons who own more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 1997.

                  STOCKHOLDER PROPOSALS -- 1998 ANNUAL MEETING

         Any proposals of stockholders of the Company intended to be included in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders must be in writing and received by the Secretary of the Company at the Company's office at 6743 Southpoint Drive North, Jacksonville, Florida 32216 no later than December 24, 1998.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to take such action as is in the best interests of the Company and its stockholders.

         The entire cost of soliciting proxies from its stockholders will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by Directors, officers or regular employees of the Company, who will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, in which case the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER OF RECORD AND BENEFICIAL OWNERS AT THE CLOSE OF BUSINESS ON APRIL 10, 1998, WITHOUT CHARGE UPON WRITTEN REQUEST TO ITS SECRETARY AT 6743 SOUTHPOINT DRIVE NORTH, JACKSONVILLE, FLORIDA 32216, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.

         The principal executive offices of the Company are located at 6743 Southpoint Drive North, Jacksonville, Florida 32216 and the Company's telephone number is (904) 296-9600.

                                            By order of the Board of Directors,

                                            /s/ THOMAS E. TIMBIE
                                            --------------------
                                            Thomas E. Timbie
                                            Secretary

APPENDIX A
(SEC FILING OLNY)

Third Amended and Restated 1996 Stock Option Plan, including Form of Incentive Stock Option Agreement and Form of Non-Qualified Stock Option Agreement.

                           THIRD AMENDED AND RESTATED
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

                                    * * *

                                    ARTICLE I

                                     PURPOSE

          This Third Amended and Restated 1996 Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by officers and certain other key employees of Xomed Surgical Products, Inc. (the "Company") and its subsidiaries in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.

          The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

          It is intended that certain options granted under this Plan will qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE II

                                 ADMINISTRATION

          The Plan shall be administered by a Compensation Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified options; (c) to determine the times when options shall be granted and the number of shares to be optioned; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V;
(e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to accelerate the exercisability of any outstanding options; (g) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (h) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (i) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                   ARTICLE III

                                      STOCK

          The stock to be optioned under the Plan shall be shares of authorized but unissued Common Stock of the Company, $.01 par value, or previously issued shares of Common Stock reacquired by the Company (the "Stock"). Under the Plan, the total number of shares of Stock which may be purchased pursuant to options granted hereunder shall not exceed, in the aggregate, 1,578,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of
ARTICLE X hereof. The maximum number of shares of Stock with respect to which options may be granted to any single optionee during any calendar year shall not exceed 150,000, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X.

            The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option under the Plan for any reason expires, is terminated, or is cancelled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV

                           ELIGIBILITY OF PARTICIPANTS

          Subject to ARTICLE VII, officers and other key employees of the Company or of its subsidiaries shall be eligible to receive options under the Plan. In addition, options which are not incentive stock options may be granted to directors, consultants, or other key persons who the Committee determines shall receive options under the Plan.

                                    ARTICLE V

                                  OPTION PRICE

          In the case of each incentive stock option granted under the Plan, the option price shall be not less than the fair market value of the Stock at the time the incentive stock option was granted. In the case of options other than incentive stock options, the option price shall not be less than 50% of the fair market value of the stock at the time the option was granted. The fair market value shall be deemed for all purposes of the Plan to be the mean between the highest and lowest sale prices reported as having occurred on any Exchange with which the Company's Common Stock may be listed and traded on the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Company's Common Stock is not listed on any Exchange but the Common Stock is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis then the fair market value of the Stock shall be deemed to be the mean between the high and low price reported on the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If the Common Stock is not quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, then the fair market value of the Stock shall mean the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service. In no event shall the option price be less than the par value per share of Stock on the date an option is granted.

                                   ARTICLE VI

                          EXERCISE AND TERMS OF OPTIONS

          The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

          Any other provision of the Plan to the contrary notwithstanding and subject to ARTICLE VII, no option shall be exercised after the date ten years from the date of grant of such option (the "Termination Date").

          Except as otherwise provided by the Committee at the time an option is granted or by any amendment to an outstanding option:

          (i) If prior to the Termination Date, an optionee shall cease to be employed by the Company or any subsidiary thereof by reason of a disability within the meaning of Section 105(d)(4) of the Code, the option may remain exercisable for a period not extending beyond one year after the date of cessation of employment to the extent it was exercisable at the time of cessation of employment.

          (ii) In the event of the death of an optionee prior to the Termination Date and while employed by the Company or a subsidiary thereof or while entitled to exercise an option pursuant to the preceding paragraph, the optionee's options may remain exercisable at any time prior to the Termination Date but in no event later than one year from the date of death, by the person or person to whom the optionee's rights under the option pass by will or the applicable laws of descent and distribution to the extent that the optionee was entitled to exercise it on the date of death.

          (iii) If an optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if an optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Committee, all options previously granted to such optionee which have not been exercised prior to such termination shall lapse and be cancelled. If at the time of a Voluntary Termination the Company was entitled to terminate the optionee's employment for Cause, as hereinafter defined, all shares of Stock received pursuant to options exercised after the Company was so entitled shall be purchased by the Company for the exercise price of such shares paid by the optionee. If the Company terminates an optionee's employment without Cause, as hereinafter defined, unless otherwise provided by the Committee, all options previously granted to such optionee which were exercisable immediately prior to such termination shall continue to be exercisable for period not extending beyond three months after the date of such termination.

          For purposes of the Plan, the Company shall have "Cause" to terminate an optionee's employment if the Company has cause to terminate the optionee's employment under any existing employment agreement between the optionee and the Company or, in the absence of an employment agreement between the optionee and the Company, upon (A) the determination by the Board that the optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Board's determination that the optionee has engaged or is about to engage in conduct materially injurious to the Company, or (C) the optionee having been convicted of a felony.

                                   ARTICLE VII

                        SPECIAL PROVISIONS APPLICABLE TO
                          INCENTIVE STOCK OPTIONS ONLY

          The aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which any incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company or any parent or subsidiary thereof) shall not exceed $100,000. To the extent that such aggregate fair market value exceeds $100,000 such options or portions thereof shall be non-qualified stock options.

          No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of
Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110 percent of the fair market value of the Stock on the date of the grant of such option; and (ii) such option cannot be exercised more than five years after the date it is granted.

                                  ARTICLE VIII

                               PAYMENT FOR SHARES

          Payment for shares of Stock purchased under an option granted hereunder shall be made in full upon exercise of the option, by certified or bank cashier's check payable to the order of the Company, by the surrender or delivery to the Company of shares of its Common Stock which have been held by the optionee for at least six months, or by any other means acceptable to the Company and designated by the Committee. The Stock purchased shall thereupon be promptly delivered; provided, however, that the Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                                   ARTICLE IX

                      NON-TRANSFERABILITY OF OPTION RIGHTS

          No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him.

                                    ARTICLE X

                ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

          The aggregate number of shares of Stock which may be issued pursuant to options granted hereunder, the maximum number of shares which may be granted to any single optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company.

          In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan, and the number or kind of shares of Stock or other securities covered by outstanding options, and the option price thereof. In instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. The Committee shall notify optionees of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

          The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI

                        NO OBLIGATION TO EXERCISE OPTION

          Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII

                                 USE OF PROCEEDS

        The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                             RIGHTS AS A STOCKHOLDER

          An optionee or a transferee of an option shall have no rights as a stockholder with respect to any share covered by his option until he shall have become the holder of record of such share, and he shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof.

                                   ARTICLE XIV

                                EMPLOYMENT RIGHTS

          Nothing in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate the optionee's employment at any time.

                                   ARTICLE XV

                             COMPLIANCE WITH THE LAW

          The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the options under the Plan or shares of Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

                                   ARTICLE XVI

                             CANCELLATION OF OPTIONS

          The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVII

                             EXPIRATION DATE OF PLAN

            No option shall be granted hereunder after April 15, 2004.

                                  ARTICLE XVIII

                       AMENDMENT OR DISCONTINUANCE OF PLAN

          The Board may, without the consent of the Company's stockholders or optionees under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder without the optionee's consent, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of Stock which may be purchased pursuant to options granted under the Plan, except as contemplated in ARTICLE X or (b) decrease the minimum option price.

                                                                       EXHIBIT A

                                     FORM OF
                                    INCENTIVE
                             STOCK OPTION AGREEMENT
                                    UNDER THE
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

          THIS AGREEMENT, made the ___ day of ______, 199_, by and between XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company") and ____________ (the "Optionee").

                                   WITNESSETH:

          WHEREAS, the Optionee is now employed by the Company in a key capacity, and the Company desires to have him remain in such employment and to afford him the opportunity to acquire, or enlarge, his stock ownership in the Company so that he may have a direct proprietary interest in the Company's success;

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten years from the date hereof (the "Termination Date"), the right and option (the "Option") to purchase from the Company, at a price of $________ per share, up to, but not exceeding in the aggregate, _________ shares of the Company's Class A Common Stock, par value $.01 per share (the "Stock"). The Option granted hereunder shall be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. LIMITATIONS ON EXERCISE OF OPTION. (a) Subject to the terms and conditions set forth herein, the Optionee may purchase 25% of the shares of Stock covered by this Option on and after the first anniversary of the date hereof, and may purchase an additional 25% of the shares of Stock covered by this Option on and after each of the second, third and fourth anniversaries of the date hereof.

               (b) Any provision of paragraph 2(a) hereof to the contrary notwithstanding, but subject to any other terms and conditions set forth herein, if immediately after any merger, consolidation, sale of the Company's Stock, sale of all or substantially all of the Company's assets, or other similar event (a "Sale Event"), the persons or entities who, immediately prior to such Sale Event, owned 100% of the Company's Stock, no longer continue to own either (i) at least 50% of the Company's Stock, or (ii) stock of any successor company (including any company purchasing all or substantially all of the Company's assets) representing at least 50% of the voting power of such successor company's outstanding stock, the Optionee shall be entitled to purchase 100% of the shares of Stock covered by this Option.

          3. TERMINATION OF EMPLOYMENT. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of a disability within the meaning of Section 105(d)(4) of the Code, the Option shall remain exercisable for a period of one year from the date of cessation of employment to the extent it was exercisable at the time of cessation of employment.

               (b) If prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of death or the Optionee shall die while entitled to exercise the Option pursuant to paragraph 3(a), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect on the date of exercise.

               (c) If the Optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if the Optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Stock Option Committee (the "Committee"), this Option, to the extent not exercised prior to such termination, shall lapse and be cancelled. If at the time of a Voluntary Termination the Company was entitled to terminate the Optionee's employment for Cause, as hereinafter defined, all shares of Stock received pursuant to an exercise of this Option after the Company was so entitled shall be purchased by the Company for the exercise price of such shares paid by the Optionee. If the Company terminates the Optionee's employment without Cause, as hereinafter defined, this Option, to the extent exercisable immediately prior to such termination, shall continue to be exercisable for a period not extending beyond three months after the date of such termination.

               (d) Any provision of paragraphs 3(a), 3(b) or 3(c) hereof to the contrary notwithstanding, this Option may not be exercised beyond the Termination Date.

               (e) For purposes of this Agreement, the Company shall have "Cause" to terminate the Optionee's employment if the Company has cause to terminate the Optionee's employment under any existing employment agreement between the Optionee and the

Company or, in the absence of an employment agreement between the Optionee and the Company, upon (A) the determination by the Company's Board of Directors (the "Board") that the Optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Board's determination that the Optionee has engaged or is about to engage in conduct materially injurious to the Company, or
(C) the Optionee having been convicted of a felony.

               (f) Except as otherwise specifically provided in paragraph 3(e) hereof, whether employment has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

               (g) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, this Option shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised.

          4. METHOD OF EXERCISING OPTION. The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares that the Optionee has elected to purchase at that time from the Company and full payment of the purchase price of the shares then to be purchased. Payment of the purchase price of the shares may be made (a) by certified or bank cashier's check payable to the order of the Company or (b) by surrender or delivery to the Company of shares of its Common Stock which have been held by the Optionee for at least six months at the time of exercise or (c) by such other means as shall be designated by the Committee.

          5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price, the Company shall issue or transfer to the Optionee the number of shares with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

          6. COMPANY; OPTIONEE. (a) The term "Company" as used in this Agreement with reference to employment shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.

               (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

          7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

          8. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder of record thereof.

          9. RECAPITALIZATIONS, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               (b) The shares with respect to which the Option is granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

               (c) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by this Option and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

               (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

          10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

          11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 6743 South Point Drive North, Jacksonville, Florida 32216, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

          12. DISPOSITION OF STOCK. The Optionee agrees to notify the Company in writing, within 30 days of any disposition (whether by sale, exchange, gift or otherwise) of shares of Stock purchased under this Option, within two years from the date of the granting of the Option or within one year of the transfer of such shares of Stock to the Optionee.

          13. Notwithstanding anything to the contrary herein, to the degree that the aggregate fair market value of the Option which becomes exercisable for the first time in any calendar year (determined as of the time the Option is granted) of the Stock (when aggregated with stock underlying other incentive stock options under the Plan and all other stock option plans of the Company or any parent or subsidiary thereof, which incentive stock options first become exercisable in the same calendar year) exceeds $100,000, such portion shall not be treated as an incentive stock option but rather shall be treated as a non-qualified stock option.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    XOMED SURGICAL PRODUCTS, INC.

                                    By:
                                       ----------------------
                                       [Name:]
                                       [Title:]

                                    OPTIONEE

                                    By:
                                       ----------------------
                                       [Name:]
                                       [Address:]

                                                                       EXHIBIT B

                                     FORM OF
                                  NON-QUALIFIED
                             STOCK OPTION AGREEMENT
                                  FOR DIRECTORS
                                    UNDER THE
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

          THIS AGREEMENT, made this _____ day of _________, 199_, by and between XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company") and ____________________ (the "Optionee").

                                  WITNESSETH:

          WHEREAS, the Optionee has agreed to serve as a director of the Company, and the Company, to induce the Optionee to become and remain a director, desires to afford him the opportunity to acquire, or enlarge, his stock ownership in the Company so that he may have a direct proprietary interest in the Company's success;

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten years from the date hereof (the "Termination Date"), the right and option (the "Option") to purchase from the Company, at a price of $____ per share, up to, but not exceeding in the aggregate, _____ shares of the Company's Common Stock, par value $.01 per share (the "Stock").

          2. LIMITATIONS ON EXERCISE OF OPTION. (a) Subject to the terms and conditions set forth herein, the Optionee may purchase 25% of the shares of Stock covered by this Option on and after the first anniversary of the date hereof, and may purchase an additional 25% of the shares of Stock covered by this Option on and after each of the second, third and fourth anniversaries of the date hereof.

          (b) Any provision of paragraph 2(a) hereof to the contrary notwithstanding, but subject to any other terms and conditions set forth herein, if immediately after any merger, consolidation, sale of the Company's Stock, sale of all or substantially all of the Company's assets, or other similar event (a "Sale Event"), the persons or entities who, immediately prior to such Sale Event, owned 100% of the Company's Stock, no longer continue to own either (i) at least 50% of the Company's Stock, or (ii) stock of any successor company (including any company purchasing all or substantially all of the Company's assets) representing at least 50% of the voting power of such successor company's outstanding stock, the Optionee shall be entitled to purchase 100% of the shares of Stock covered by this Option.

          3. TERMINATION OF AFFILIATION. (a) If prior to the Termination Date, the Optionee shall cease to be a director of the Company by reason of a disability within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), the Option shall remain exercisable for a period of one year from the date of cessation of his duties as a director of the Company to the extent it was exercisable at the time of cessation of his duties as a director of the Company.

               (b) If prior to the Termination Date, the Optionee shall cease to be a director of the Company by reason of death or the Optionee shall die while entitled to exercise the Option pursuant to paragraph 3(a), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect on the date of exercise.

               (c) If the Optionee shall cease to be a director of the Company for any reason other than death or disability, unless otherwise provided by the Stock Option Committee (the "Committee"), this Option, to the extent not exercised prior to such cessation, shall continue to be exercisable for a period not extending beyond three months after the date of such cessation.

               (d) Any provision of paragraphs 3(a), 3(b) or 3(c) hereof to the contrary notwithstanding, this Option may not be exercised beyond the Termination Date.

               (e) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, this Option shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised.

          4. METHOD OF EXERCISING OPTION. (a) The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares that the Optionee has elected to purchase at that time from the Company and full payment of the purchase price of the shares then to be purchased. Payment of the purchase price of the shares may be made (a) by certified or bank cashier's check payable to the order of the Company, (b) by surrender or delivery to the Company of shares of its Common Stock which have been held by the Optionee for at least six months at the time of exercise or (c) by such other means as shall be designated by the Committee.

               (b) At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

          5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

          6. COMPANY; OPTIONEE. (a) The term "Company" as used in this Agreement with reference to directorship shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.

               (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

          7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

          8. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder or record thereof.

          9. RECAPITALIZATIONS, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               (b) The shares with respect to which the Option is granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

               (c) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by this Option and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

               (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefore, or to purchase the same, or upon conversion of shares or obligation of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

          10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

          11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 6743 South Point Drive North, Jacksonville, Florida 32216, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    XOMED SURGICAL PRODUCTS, INC.

                                    By:
                                       -----------------------
                                       [Name:]
                                       [Title:]

                                    OPTIONEE

                                    By:
                                       -----------------------
                                       [Name:]
                                       [Address:]

                                                                       EXHIBIT C

                                     FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

          THIS AGREEMENT, made the ___ day of ______, 199_, by and between XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company") and ____________ (the "Optionee").

                                  WITNESSETH:

          WHEREAS, the Optionee is now employed by the Company in a key capacity, and the Company desires to have him remain in such employment and to afford him the opportunity to acquire, or enlarge, his stock ownership in the Company so that he may have a direct proprietary interest in the Company's success;

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten years from the date hereof (the "Termination Date"), the right and option (the "Option") to purchase from the Company, at a price of $________ per share, up to, but not exceeding in the aggregate, _________ shares of the Company's Class A Common Stock, par value $.01 per share (the "Stock

          2. LIMITATIONS ON EXERCISE OF OPTION. (a) _____ Subject to the terms and conditions set forth herein, the Optionee may purchase 25% of the shares of Stock covered by this Option on and after the first anniversary of the date hereof, and may purchase an additional 25% of the shares of Stock covered by this Option on and after each of the second, third and fourth anniversaries of the date hereof.

               (b) Any provision of paragraph 2(a) hereof to the contrary notwithstanding, but subject to any other terms and conditions set forth herein, if immediately after any merger, consolidation, sale of the Company's Stock, sale of all or substantially all of the Company's assets, or other similar event (a "Sale Event"), the persons or entities who, immediately prior to such Sale Event, owned 100% of the Company's Stock, no longer continue to own either (i) at least 50% of the Company's Stock, or (ii) stock of any successor company (including any company purchasing all or substantially all of the Company's assets) representing at least 50% of the voting power of such successor company's outstanding stock, the Optionee shall be entitled to purchase 100% of the shares of Stock covered by this Option.

          3. TERMINATION OF EMPLOYMENT. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of a disability within the meaning of Section 105(d)(4) of the Code, the Option shall remain exercisable for a period of one year from the date of cessation of employment to the extent it was exercisable at the time of cessation of employment.

               (b) If prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of death or the Optionee shall die while entitled to exercise the Option pursuant to paragraph 3(a), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect on the date of exercise.

               (c) If the Optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if the Optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Stock Option Committee (the "Committee"), this Option, to the extent not exercised prior to such termination, shall lapse and be cancelled. If at the time of a Voluntary Termination the Company was entitled to terminate the Optionee's employment for Cause, as hereinafter defined, all shares of Stock received pursuant to an exercise of this Option after the Company was so entitled shall be purchased by the Company for the exercise price of such shares paid by the Optionee. If the Company terminates the Optionee's employment without Cause, as hereinafter defined, this Option, to the extent exercisable immediately prior to such termination, shall continue to be exercisable for a period not extending beyond three months after the date of such termination.

               (d) Any provision of paragraphs 3(a), 3(b) or 3(c) hereof to the contrary notwithstanding, this Option may not be exercised beyond the Termination Date.

               (e) For purposes of this Agreement, the Company shall have "Cause" to terminate the Optionee's employment if the Company has cause to terminate the Optionee's employment under any existing employment agreement between the Optionee and the Company or, in the absence of an employment agreement between the Optionee and the Company, upon (A) the determination by the Company's Board of Directors (the "Board") that the Optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Board's determination that the Optionee has engaged or is about to engage in conduct materially injurious to the Company, or (C) the Optionee having been convicted of a felony.

               (f) Except as otherwise specifically provided in paragraph 3(e) hereof, whether employment has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

               (g) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, this Option shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised.

          4. METHOD OF EXERCISING OPTION. The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares that the Optionee has elected to purchase at that time from the Company and full payment of the purchase price of the shares then to be purchased. Payment of the purchase price of the shares may be made (a) by certified or bank cashier's check payable to the order of the Company or (b) by surrender or delivery to the Company of shares of its Common Stock which have been held by the Optionee for at least six months at the time of exercise or (c) by such other means as shall be designated by the Committee.

          5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price, the Company shall issue or transfer to the Optionee the number of shares with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

          6. COMPANY; OPTIONEE. (a) The term "Company" as used in this Agreement with reference to employment shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

               (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

          7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

          8. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder of record thereof.

          9. RECAPITALIZATIONS, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               (b) The shares with respect to which the Option is granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

               (c) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by this Option and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

               (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

          10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

          11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 6743 South Point Drive North, Jacksonville, Florida 32216, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    XOMED SURGICAL PRODUCTS, INC.

                                    By:
                                       -----------------------
                                       [Name:]
                                       [Title:]

                                    OPTIONEE

                                    By:
                                       -----------------------
                                       [Name:]
                                       [Address:]

APPENDIX B
(PROXY CARD)


XOMED SURGICAL PRODUCTS, INC.
6743 Southpoint Drive North
Jacksonville, Florida  32216

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS at 3:30 p.m., Jacksonville time, on May 21, 1998

         The undersigned hereby appoints James T. Treace and Thomas E. Timbie, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements thereof (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

         ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, SUCH PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 3 AND 4. All ABSTAIN votes will be counted in determining the existence of a quorum at the Annual Meeting, but will have the same effect as a vote AGAINST Proposals 2, 3 and 4.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XOMED SURGICAL PRODUCTS, INC.

RECEIPT OF THE NOTICE OF MEETING AND THE PROXY STATEMENT, DATED APRIL ______ , 1998 (THE " PROXY STATEMENT"), IS HEREBY ACKNOWLEDGED. PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                           (Continued on reverse side)

                          (Continued from reverse side)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         XOMED SURGICAL PRODUCTS, INC.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

Please mark boxes in blue or black ink.
       1. Election of Directors          FOR all nominees listed below:

Nominees: James T. Treace, Richard B. Emmitt, William R. Miller, Rodman W.
          Moorhead, III, James E. Thomas and Elizabeth H. Weatherman

INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW:

--------------------------------------------------------------------------------

2.   Proposal to approve amendments to the Company's Stock          (JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR
     Option Plan to (i) increase the number of shares of Common     NAME(S) APPEARS ON THIS CARD. WHENSIGNING AS ATTORNEY, TRUSTEE,
     Common Stock reserved for issuance thereunder by 500,000       EXECUTOR, ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE
     shares from 1,078,000.                                         GIVE YOUR FULL TITLE BELOW.)

       FOR           AGAINST            ABSTAIN                     ---------------------------------------------
                                                                                   (TITLE OR AUTHORITY)

3.   Proposal to ratify the appointment of Ernst & Young LLP as     ---------------------------------------------
     the independent public auditors of the Company for the fiscal                 (SIGNATURE)
     year ending December 31, 1998.

       FOR           AGAINST            ABSTAIN                     ----------------------------------------------
                                                                                   (SIGNATURE)
                                                                    DATED:                    , 1998
                                                                          -------------------
4.   Proposal to approve amendments to the Company's Second
     Restated Certificate of Incorporation to eliminate the
     Company's (i) Non-Voting Common Stock, par value $0.01
     per share, (ii) Series A Convertible Preferred Stock, par
     value $1.00 per share, (iii) Series B Convertible
     Preferred Stock, par value $1.00 per share and (iv)
     Series C Redeemable Preferred Stock, par value $1.00 per
     share.

5. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.